                   MASTER DISTRIBUTION PLAN FOR CLASS A SHARES

         WHEREAS, HSBC Investor Funds (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act") and is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets (a "portfolio"); and

         WHEREAS, the Trust employs HSBC Asset Management (Americas) Inc. (the "Adviser") to render investment management services with respect to such separate investment portfolios (the "Funds") as the Trustees shall establish and designate from time to time; and

         WHEREAS, each Fund issues Class A shares (formerly designated as Class C shares in the case of certain funds); and

         WHEREAS, the Trust employs BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Sponsor"; references herein to the Sponsor shall be deemed to include any person that succeeds to or replaces BISYS as distributor of the Fund's shares) to distribute the shares of each Fund pursuant to the terms of a Distribution Agreement and to render certain management and administrative services necessary for the operation of the Trust pursuant to the terms of an Administration Agreement; and

         WHEREAS, the Trust reimburses the Sponsor for (1) expenses incurred in connection with advertising and marketing the Class A shares of the Funds (the "Shares") and (2) payments to broker-dealers or other financial intermediaries (other than banks) ("Financial Organizations") for services rendered in the distribution of the Shares and for the provision of certain shareholder services with respect to the Shares; and

         WHEREAS, the Board of Trustees of the Trust has determined to amend the Trust's previously approved Amended and Restated Master Distribution Plan and readopt it as the Master Distribution Plan for Class A Shares (the "Plan") and has determined that there is a reasonable likelihood that the Plan will benefit the Trust and the Class A shareholders of the Funds.

         NOW THEREFORE, the Trust hereby adopts the Plan as amended and restated on April 11, 2003, on the following terms and conditions:

         1. The Plan shall pertain to Class A shares of such as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan ("Supplement").

         2. The Trust will reimburse the Sponsor for costs and expenses incurred in connection with the distribution and marketing of the Shares and for the provision of certain shareholder services. Such distribution and shareholder servicing costs and expenses would include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the

Sponsor, including salary, commissions, travel and related expense, (iii) payments to broker-dealers and financial institutions for services in connection with the provision of personal services and shareholder account maintenance services and the distribution of Shares, including fees calculated with reference to the average daily net asset value of the Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors (including costs and fees incurred in registering the Shares in the states in which they are to be sold) and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Shares.

         The Sponsor will be reimbursed for such costs, expenses or payments on a monthly basis, subject to an annual limit of the average daily net assets of the Shares of each Fund as shall be set forth with respect to a Fund in any Supplement to the Plan. Payments made out of or charged against the assets of the Shares of a Fund must be in reimbursement for distribution services rendered for or on behalf of the Shares of the Fund or for personal services or shareholder account maintenance services rendered to holders of the Shares. The Sponsor also may receive and retain brokerage commissions with respect to portfolio transactions for a Fund to the extent not prohibited by the Fund's Prospectus or Statement of Additional Information.

         3. As consideration for providing (or causing to be provided) personal services and shareholder account maintenance services, the Sponsor may pay Financial Organizations a fee at an annual rate up to 0.25% of the average daily net assets attributable to the Shares of a Fund for its then-current fiscal year, and be reimbursed therefore under the terms of this Plan.

         4. The Trust shall pay all costs and expenses in connection with preparation, printing and distribution of the Trust's prospectuses and the implementation and operation of the Plan.

         5. The Plan shall not take effect with respect to Shares of a Fund until it has been approved by a vote of at least a majority (as defined in the Act) of the Shares of that Fund. With respect to the submission of the Plan for such a vote, it shall have been effectively approved with respect to the Shares of a Fund if a majority of the Shares of each Fund votes for approval of the Plan, notwithstanding that the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Plan shall take effect with respect to Shares of any other Fund established in the Trust provided the Plan is approved with respect to such Fund as set forth in this paragraph and provided the Trustees have executed a Supplement as set forth in paragraph 1.

         6. The Plan shall not take effect with respect to Shares of a Fund until it has been approved, together with any related Agreements and Supplements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related agreements.

         7. The Plan shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in paragraph 6.

         8. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to the Plan or any related agreement shall provide to the Trust's Board of Trustees, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         9. Any agreement related to the Plan shall be in writing and shall provide: (a) that such agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting securities of a Fund, on not more than 60 days" written notice to any other party to the agreement, and (b) that such agreement shall terminate automatically in the event of its assignment.

         10. The Plan may be terminated at any time, without payment of any penalty, with respect to each Fund, by vote of a majority of the Trustees or by vote of a majority of the Shares of that Fund.

         11. The Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the costs which a Fund may bear for distribution of Shares pursuant to the Plan shall be effective only upon approval by a vote of a majority of the Shares of the Fund and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 6 hereof.

         12. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

         13. The Trust shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 8 hereof for a period of not less than six years from the date of the Plan, the agreements or such report, as the case may be, the first two years of which shall be in an easily accessible place.

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                HSBC Investor New York Tax Free Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor New York Tax Free Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                    HSBC Investor New York Tax Free Bond Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor New York Tax Free Bond Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1. of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Amended and restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                 HSBC Investor U.S. Government Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor U.S. Government Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Amended and restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                            HSBC Investor Equity Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Equity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                             HSBC Investor Bond Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Bond Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                       HSBC Investor Overseas Equity Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Overseas Equity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                         HSBC Investor Opportunity Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Opportunity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                         HSBC Investor Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of August 3, 1998 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                           HSBC Investor Mid-Cap Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Mid-Cap Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of May 8, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

               HSBC Investor California Tax-Free Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor California Tax-Free Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of August 15, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                       HSBC Investor Limited Maturity Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Limited Maturity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of August 15, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                  HSBC Investor U.S. Treasury Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor U.S. Treasury Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of October 24, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                      HSBC Investor Growth and Income Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; a+nd

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Growth and Income Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of October 24, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                       HSBC Investor Cash Management Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Cash Management Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of June 16, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                            HSBC Investor Growth Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Growth Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of June 16, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                            HSBC Investor Value Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Value Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of June 16, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                    HSBC Investor Tax-Free Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Tax-Free Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of December 15, 2003

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                  HSBC Investor Aggressive Growth Strategy Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Aggressive Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                       HSBC Investor Growth Strategy Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                   HSBC Investor Moderate Growth Strategy Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Moderate Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                 HSBC Investor Conservative Growth Strategy Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Conservative Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

             Master Distribution Plan for Class A Shares Supplement

                 HSBC Investor Conservative Income Strategy Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class A Shares ("Plan") which provides that the Plan shall pertain to the Class A shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Conservative Income Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class A shares ("Class A Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class A Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual limit with respect to the Fund of 0.25% of the Fund's average daily net assets attributable to its Class A Shares.

Adopted as of September 13, 2004

                   MASTER DISTRIBUTION PLAN FOR CLASS B SHARES

         WHEREAS, HSBC Investor Funds (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act") and is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets (a "portfolio"); and

         WHEREAS, the Trust employs HSBC Asset Management (Americas) Inc. (the "Adviser") to render investment management services with respect to such separate investment portfolios (the "Funds") as the Trustees shall establish and designate from time to time; and

         WHEREAS, certain of the Funds propose to issue Class B shares that are subject to a contingent deferred sales charge; and

         WHEREAS, the Trust employs BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Sponsor"; references herein to the Sponsor shall be deemed to include any person that succeeds to or replaces BISYS as distributor of the Fund's shares) to distribute the shares of each Fund pursuant to the terms of a Distribution Agreement and to render certain management and administrative services necessary for the operation of the Trust pursuant to the terms of an Administration Agreement; and

         WHEREAS, the Trust reimburses the Sponsor for (1) expenses incurred in connection with advertising and marketing the Class B shares of the Funds (collectively, the "Class B Shares") and (2) payments to broker-dealers or other financial intermediaries (other than banks) ("Financial Organizations") for services rendered in the distribution of the Class B Shares and for the provision of certain shareholder services with respect to the Class B Shares; and

         WHEREAS, the Board of Trustees of the Trust has determined to adopt this Master Distribution Plan for Class B Shares (the "Plan") and has determined that there is a reasonable likelihood that the Plan will benefit the Trust and the Class B shareholders of the Funds.

         NOW THEREFORE, the Trust hereby adopts the Plan as amended and restated on April 11, 2003 on the following terms and conditions:

         1. The Plan shall pertain to Class B Shares of such Funds as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan ("Supplement").

         2. The Trust will reimburse the Sponsor for costs and expenses incurred in connection with the distribution and marketing of the Class B Shares and for the provision of certain shareholder services. Such distribution and shareholder servicing costs and expenses would include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Sponsor, including salary, commissions, travel and related expense, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Class B Shares and the provision of personal services and shareholder account maintenance services, including fees calculated with reference to the average daily net asset value of the Class B Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors (including costs and fees incurred in registering the Class B Shares in the states in which they are to be sold) and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Class B Shares.

         The Sponsor will be reimbursed for such costs, expenses or payments on a monthly basis, subject to an annual limit of the average daily net assets of the Class B Shares of each Fund as shall be set forth with respect to a Fund in any Supplement to the Plan and to the limitations on the payment of asset-based sales charges set forth in the National Association of Securities Dealers' Conduct Rules. Payments made out of or charged against the assets of the Class B Shares of a Fund must be in reimbursement for distribution services rendered for or on behalf of the Class B Shares of the Fund or for personal services or shareholder account maintenance services rendered to holders of the Class B Shares. The Sponsor also may receive and retain brokerage commissions with respect to portfolio transactions for a Fund to the extent not prohibited by the Fund's Prospectus or Statement of Additional Information.

         The Trust will pay each person which has acted as principal distributor of such Class B shares its Allocable Portion (as such term is defined in the distribution agreement pursuant to which such person acts or acted as principal distributor of the Class B shares (the "Applicable Distribution Agreement")) of the Distribution Fee in respect of Class B shares of the Fund in consideration of its services as principal distributor for the Class B shares of the Fund. Such person shall be paid its Allocable Portion of such Distribution Fees notwithstanding such person's termination as Distributor of the Class B shares of the Fund, such payments to be changed or terminated only as required by: (i) a change in applicable law or a change in accounting policy adopted by the Investment Companies Committee of the AICPA and approved by FASB that results in a determination by the Trust's independent accountants that any Sales Charges in respect of such Fund, which are not Contingent Deferred Sales Changes and which are not yet due and payable, must be accounted for by such Fund as a liability in accordance with GAAP, each after the effective date of this Plan and restatement; (ii) if in the sole discretion of the Board of Trustees, after due consideration of the relevant factors considered when adopting and/or amending this Plan including the transactions contemplated in that certain Purchase and Sale Agreement entered into between the Fund's Distributor and the commission financing entity, the Board of Trustees determines, subject to its fiduciary duty, that this Plan and the payments thereunder must be changed or terminated notwithstanding, the effect of this action might have on the Fund's ability to offer and sell Class B shares; or (iii) in connection with a Complete Termination of this Plan, it being understood that for this purpose a Complete Termination of this Plan occurs only if this Plan is terminated and the Fund has discontinued the distribution of Class B shares or other back-end load or substantially similar classes of shares. The services rendered by a Distributor for which that Distributor is entitled to receive its Allocable Portion of the Distribution Fee shall be deemed to have been completed at the time of the initial purchase of the Commission Shares (as defined in the Applicable Distribution Agreement) (whether of that Fund or a second Fund) taken into account in computing that Distributor's Allocable Portion of the Distribution Fee.

         The obligation of each Fund to pay the Distribution Fee shall terminate upon the termination of this Plan in accordance with the terms hereof. Except as provided in the preceding paragraph, the Fund' obligation to pay the Distribution Fee to a Distributor of the Class B shares of the Fund shall be absolute and unconditional and shall not be subject to any dispute, offset, counterclaim or defense whatsoever (it being understood that nothing in this sentence shall be deemed a waiver by the Trust or the Fund of its right separately to pursue any claims it may have against such Distributor and enforce such claims against any assets (other than its right to be paid its Allocable Portion of the Distribution Fee and to be paid the contingent deferred sales charges) of such Distributor).

         The right of a Distributor to receive the Distribution Fee (but not the relevant distribution agreement or that Distributor's obligations thereunder) may be transferred by that Distributor in order to raise funds which may be useful or necessary to perform its duties as principal underwriter, and any such transfer shall be effective upon written notice form that Distributor to the Trust. In connection with the foregoing, the Fund is authorized to pay all or part of the Distribution Fee directly to such transferee as directed by that Distributor.

         3. As consideration for providing (or causing to be provided) personal services and shareholder account maintenance services, the Sponsor may pay Financial Organizations a fee at an annual rate up to 0.25% of the average daily net assets attributable to the Class B Shares of a Fund for its then-current fiscal year, and be reimbursed therefore under the terms of this Plan.

         4. The Trust shall pay all costs and expenses in connection with preparation, printing and distribution of the Trust's prospectuses and the implementation and operation of the Plan.

         5. The Plan shall not take effect with respect to Class B Shares of a Fund until it has been approved by a vote of at least a majority (as defined in the Act) of the Class B Shares of that Fund. With respect to the submission of the Plan for such a vote, it shall have been effectively approved with respect to the Class B Shares of a Fund if a majority of the Class B Shares of each Fund votes for approval of the Plan, notwithstanding that the matter has not been approved by a majority of the outstanding voting securities of the Trust. The Plan shall take effect with respect to Class B Shares of any other Fund established in the Trust provided the Plan is approved with respect to such Fund as set forth in this paragraph and provided the Trustees have executed a Supplement as set forth in paragraph 1.

         6. The Plan shall not take effect with respect to Class B Shares of a Fund until it has been approved, together with any related Agreements and Supplements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related agreements.

         7. The Plan shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in paragraph 6.

         8. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to the Plan or any related agreement shall provide to the Trust's Board of Trustees, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         9. Any agreement related to the Plan shall be in writing and shall provide: (a) that such agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting securities of a Fund, on not more than 60 days' written notice to any other party to the agreement, and (b) that such agreement shall terminate automatically in the event of its assignment.

         10. The Plan may be terminated at any time, without payment of any penalty, with respect to each Fund, by vote of a majority of the Trustees or by vote of a majority of the Class B Shares of that Fund.

         11. The Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the costs which a Fund may bear for distribution of Class B Shares pursuant to the Plan shall be effective only upon approval by a vote of a majority of the Class B Shares of the Fund and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 6 hereof.

         12. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

         13. The Trust shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 8 hereof for a period of not less than six years from the date of the Plan, the agreements or such report, as the case may be, the first two years of which shall be in an easily accessible place.

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                 HSBC Investor U.S. Government Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor U.S. Government Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                HSBC Investor New York Tax-Free Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor New York Tax-Free Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                    HSBC Investor New York Tax Free Bond Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor New York Tax Free Bond Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1. of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets attributable to its Class B Shares.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                            HSBC Investor Equity Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Equity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets attributable to its Class B Shares.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                             HSBC Investor Bond Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Bond Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                       HSBC Investor Overseas Equity Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Overseas Equity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                         HSBC Investor Opportunity Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Opportunity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                         HSBC Investor Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 3, 1998 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS
                   Class B Shares Distribution Plan Supplement

                           HSBC Investor Mid-Cap Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Mid-Cap Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of May 8, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

               HSBC Investor California Tax-Free Money Market Fund

         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor California Tax-Free Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 15, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                       HSBC Investor Limited Maturity Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Limited Maturity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 15, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                  HSBC Investor U.S. Treasury Money Market Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor U.S. Treasury Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of October 24, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                      HSBC Investor Growth and Income Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Growth and Income Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of October 24, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                       HSBC Investor Cash Management Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Cash Management Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of June 16, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                            HSBC Investor Growth Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Growth Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of June 16, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                            HSBC Investor Value Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Value Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of June 16, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                    HSBC Investor Tax-Free Money Market Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Tax-Free Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of December 15, 2003

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                  HSBC Investor Aggressive Growth Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Aggressive Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                       HSBC Investor Growth Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                   HSBC Investor Moderate Growth Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Moderate Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                 HSBC Investor Conservative Growth Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Conservative Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

                   Class B Shares Distribution Plan Supplement

                 HSBC Investor Conservative Income Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class B Shares ("Plan") which provides that the Plan shall pertain to the Class B shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Conservative Income Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class B shares ("Class B Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class B Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004

                   MASTER DISTRIBUTION PLAN FOR CLASS C SHARES


         WHEREAS, HSBC Investor Funds (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act") and is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets (a "portfolio"); and

         WHEREAS, the Trust employs HSBC Asset Management (Americas) Inc. (the "Adviser") to render investment management services with respect to such separate investment portfolios (the "Funds") as the Trustees shall establish and designate from time to time; and

         WHEREAS, certain of the Funds propose to issue Class C shares that are subject to a contingent deferred sales charge; and

         WHEREAS, the Trust employs BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Sponsor"; references herein to the Sponsor shall be deemed to include any person that succeeds to or replaces BISYS as distributor of the Fund's shares) to distribute the shares of each Fund pursuant to the terms of a Distribution Agreement and to render certain management and administrative services necessary for the operation of the Trust pursuant to the terms of an Administration Agreement; and

         WHEREAS, the Trust reimburses the Sponsor for (1) expenses incurred in connection with advertising and marketing the Class C shares of the Funds (collectively, the "Class C Shares") and (2) payments to broker-dealers or other financial intermediaries (other than banks) ("Financial Organizations") for services rendered in the distribution of the Class C Shares and for the provision of certain shareholder services with respect to the Class C Shares; and

         WHEREAS, the Board of Trustees of the Trust has determined to adopt this Master Distribution Plan for Class C Shares (the "Plan") and has determined that there is a reasonable likelihood that the Plan will benefit the Trust and the Class C shareholders of the Funds.

         NOW THEREFORE, the Trust hereby adopts the Plan as amended and restated on April 11, 2003 on the following terms and conditions:

         1. The Plan shall pertain to Class C Shares of such Funds as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan ("Supplement").

         2. The Trust will reimburse the Sponsor for costs and expenses incurred in connection with the distribution and marketing of the Class C Shares and for the provision of certain shareholder services. Such distribution and shareholder servicing costs and expenses would include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Sponsor, including salary, commissions, travel and related expense, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Class

C Shares and the provision of personal services and shareholder account maintenance services, including fees calculated with reference to the average daily net asset value of the Class C Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors (including costs and fees incurred in registering the Class C Shares in the states in which they are to be sold) and
(v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Class C Shares.

         The Sponsor will be reimbursed for such costs, expenses or payments on a monthly basis, subject to an annual limit of the average daily net assets of the Class C Shares of each Fund as shall be set forth with respect to a Fund in any Supplement to the Plan and to the limitations on the payment of asset-based sales charges set forth in the National Association of Securities Dealers' Conduct Rules. Payments made out of or charged against the assets of the Class C Shares of a Fund must be in reimbursement for distribution services rendered for or on behalf of the Class C Shares of the Fund or for personal services or shareholder account maintenance services rendered to holders of the Class C Shares. The Sponsor also may receive and retain brokerage commissions with respect to portfolio transactions for a Fund to the extent not prohibited by the Fund's Prospectus or Statement of Additional Information.

         The Trust will pay each person which has acted as principal distributor of such Class C shares its Allocable Portion (as such term is defined in the distribution agreement pursuant to which such person acts or acted as principal distributor of the Class C shares (the "Applicable Distribution Agreement")) of the Distribution Fee in respect of Class C shares of the Fund in consideration of its services as principal distributor for the Class C shares of the Fund. Such person shall be paid its Allocable Portion of such Distribution Fees notwithstanding such person's termination as Distributor of the Class C shares of the Fund, such payments to be changed or terminated only as required by: (i) a change in applicable law or a change in accounting policy adopted by the Investment Companies Committee of the AICPA and approved by FASB that results in a determination by the Trust's independent accountants that any Sales Charges in respect of such Fund, which are not Contingent Deferred Sales Changes and which are not yet due and payable, must be accounted for by such Fund as a liability in accordance with GAAP, each after the effective date of this Plan and restatement; (ii) if in the sole discretion of the Board of Trustees, after due consideration of the relevant factors considered when adopting and/or amending this Plan including the transactions contemplated in that certain Purchase and Sale Agreement entered into between the Fund's Distributor and the commission financing entity, the Board of Trustees determines, subject to its fiduciary duty, that this Plan and the payments thereunder must be changed or terminated notwithstanding, the effect of this action might have on the Fund's ability to offer and sell Class C shares; or (iii) in connection with a Complete Termination of this Plan, it being understood that for this purpose a Complete Termination of this Plan occurs only if this Plan is terminated and the Fund has discontinued the distribution of Class C shares or other back-end load or substantially similar classes of shares. The services rendered by a Distributor for which that Distributor is entitled to receive its Allocable Portion of the Distribution Fee shall be deemed to have been completed at the time of the initial purchase of the Commission Shares (as defined in the Applicable Distribution

Agreement) (whether of that Fund or a second Fund) taken into account in computing that Distributor's Allocable Portion of the Distribution Fee.

         The obligation of each Fund to pay the Distribution Fee shall terminate upon the termination of this Plan in accordance with the terms hereof. Except as provided in the preceding paragraph, the Fund' obligation to pay the Distribution Fee to a Distributor of the Class C shares of the Fund shall be absolute and unconditional and shall not be subject to any dispute, offset, counterclaim or defense whatsoever (it being understood that nothing in this sentence shall be deemed a waiver by the Trust or the Fund of its right separately to pursue any claims it may have against such Distributor and enforce such claims against any assets (other than its right to be paid its Allocable Portion of the Distribution Fee and to be paid the contingent deferred sales charges) of such Distributor).

         The right of a Distributor to receive the Distribution Fee (but not the relevant distribution agreement or that Distributor's obligations thereunder) may be transferred by that Distributor in order to raise funds which may be useful or necessary to perform its duties as principal underwriter, and any such transfer shall be effective upon written notice form that Distributor to the Trust. In connection with the foregoing, the Fund is authorized to pay all or part of the Distribution Fee directly to such transferee as directed by that Distributor.

         3. As consideration for providing (or causing to be provided) personal services and shareholder account maintenance services, the Sponsor may pay Financial Organizations a fee at an annual rate up to 0.25% of the average daily net assets attributable to the Class C Shares of a Fund for its then-current fiscal year, and be reimbursed therefore under the terms of this Plan.

         4. The Trust shall pay all costs and expenses in connection with preparation, printing and distribution of the Trust's prospectuses and the implementation and operation of the Plan.

         5. The Plan shall not take effect with respect to Class C Shares of a Fund until it has been approved by a vote of at least a majority (as defined in the Act) of the Class C Shares of that Fund. With respect to the submission of the Plan for such a vote, it shall have been effectively approved with respect to the Class C Shares of a Fund if a majority of the Class C Shares of each Fund votes for approval of the Plan, notwithstanding that the matter has not been approved by a majority of the outstanding voting securities of the Trust. The Plan shall take effect with respect to Class C Shares of any other Fund established in the Trust provided the Plan is approved with respect to such Fund as set forth in this paragraph and provided the Trustees have executed a Supplement as set forth in paragraph 1.

         6. The Plan shall not take effect with respect to Class C Shares of a Fund until it has been approved, together with any related Agreements and Supplements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related agreements.

         7. The Plan shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in paragraph 6.

         8. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to the Plan or any related agreement shall provide to the Trust's Board of Trustees, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         9. Any agreement related to the Plan shall be in writing and shall provide: (a) that such agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting securities of a Fund, on not more than 60 days' written notice to any other party to the agreement, and (b) that such agreement shall terminate automatically in the event of its assignment.

         10. The Plan may be terminated at any time, without payment of any penalty, with respect to each Fund, by vote of a majority of the Trustees or by vote of a majority of the Class C Shares of that Fund.

         11. The Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the costs which a Fund may bear for distribution of Class C Shares pursuant to the Plan shall be effective only upon approval by a vote of a majority of the Class C Shares of the Fund and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 6 hereof.

         12. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

         13. The Trust shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 8 hereof for a period of not less than six years from the date of the Plan, the agreements or such report, as the case may be, the first two years of which shall be in an easily accessible place.

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                         HSBC Investor Money Market Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 3, 1998 and Amended and Restated on April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                 HSBC Investor U.S. Government Money Market Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor U.S. Government Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 3, 1998 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                HSBC Investor New York Tax-Free Money Market Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor New York Tax-Free Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 3, 1998 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                    HSBC Investor New York Tax Free Bond Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor New York Tax Free Bond Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1. of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets attributable to its Class C Shares.

Adopted as of August 3, 1998 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                            HSBC Investor Equity Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Equity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets attributable to its Class C Shares.

Adopted as of August 3, 1998 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                             HSBC Investor Bond Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Bond Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 3, 1998 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                       HSBC Investor Overseas Equity Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Overseas Equity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 3, 1998 and Amended Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                         HSBC Investor Opportunity Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Opportunity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 3, 1998 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                           HSBC Investor Mid-Cap Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Mid-Cap Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of May 8, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

               HSBC Investor California Tax-Free Money Market Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor California Tax-Free Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 15, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                       HSBC Investor Limited Maturity Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Limited Maturity Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of August 15, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                  HSBC Investor U.S. Treasury Money Market Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor U.S. Treasury Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of October 24, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                      HSBC Investor Growth and Income Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Growth and Income Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of October 24, 2000 and Amended and Restated as of April 11, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                       HSBC Investor Cash Management Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Cash Management Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of June 16, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                            HSBC Investor Growth Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Growth Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

         Adopted as of June 16, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                            HSBC Investor Value Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Value Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

         Adopted as of June 16, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                    HSBC Investor Tax-Free Money Market Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Tax-Free Money Market Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of December 15, 2003

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                  HSBC Investor Aggressive Growth Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Aggressive Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                       HSBC Investor Growth Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                   HSBC Investor Moderate Growth Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Moderate Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                 HSBC Investor Conservative Growth Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Conservative Growth Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004

                               HSBC INVESTOR FUNDS

                   Class C Shares Distribution Plan Supplement

                 HSBC Investor Conservative Income Strategy Fund


         WHEREAS, HSBC Investor Funds (the "Trust") is an open-end investment company organized as a Massachusetts business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time; and

         WHEREAS, the Trust has adopted a Master Distribution Plan for Class C Shares ("Plan") which provides that the Plan shall pertain to the Class C shares of such series as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

         WHEREAS, HSBC Investor Conservative Income Strategy Fund (the "Fund") is a separate series of the Trust with a class of shares of beneficial interest designated as Class C shares ("Class C Shares");

         NOW THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

         1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Class C Shares of the Fund, the terms and conditions of such Plan being hereby incorporated herein by reference;

         2. The term "Fund" as used in the Plan shall refer to the Fund; and

         3. As provided in paragraph 2 of the Plan, the Sponsor shall be reimbursed for such costs and expenses as set forth in the Plan, subject to an annual aggregate limit with respect to the Fund of 1.00% of the Fund's average daily net assets.

Adopted as of September 13, 2004